                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
          Distribution Date of August 25, 1999 for the Collection Period
                         of July 1 through July 31, 1999

----------------------------------------------------------------------------------------------------

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                               1,231,231,519.20
Discounted Principal Balance                                                        1,231,231,519.20
Servicer Advance                                                                        2,825,418.78
Servicer Payahead                                                                       1,580,862.05
Number of Contracts                                                                           56,340
Weighted Average Lease Rate                                                                    7.66%
Weighted Average Remaining Term                                                                 35.8
Servicing Fee Percentage                                                                       1.00%


POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                                        925,673,519.40
Discounted Principal Balance                                                          913,524,805.21
Servicer Advances                                                                       3,557,994.10
Servicer Pay Ahead Balance                                                              3,395,151.40
Maturity Advances Outstanding                                                                     --
Number of Current Contracts                                                                   50,878
Weighted Average Lease Rate                                                                    7.64%
Weighted Average Remaining Term                                                                 13.6

------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                               30,780,787.98
  Specified Reserve Fund Percentage                                                            2.50%
  Specified Reserve Fund Amount                                                        30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                            5.00%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                        61,561,575.96

                                            Class A                  Class B                  Total
                                             AMOUNT                  AMOUNT                  AMOUNT
                                             ------                  ------                  ------
  Beginning Balance                       29,553,131.73          1,227,656.25            30,780,787.98
  Withdrawal Amount                          579,633.03                     -               579,633.03
  Transferor Excess                                   -                     -                        -
                                          -------------          ------------            -------------
  Ending Balance                          28,973,498.70          1,227,656.25            30,201,154.95
  Specified Reserve Fund Balance          29,553,131.73          1,227,656.25            30,780,787.98
                                          -------------          ------------            -------------
  Release to Transferor                               -                     -                        -
  Cumulative Withdrawal Amount               579,633.03                     -               579,633.03
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:                         Vehicles
                                                                     --------
  Liquidated Contracts                                                  171
                                                                        ---
  Discounted Principal Balance                                                      3,232,474.71
  Net Liquidation Proceeds                                                         (2,643,090.30)
  Recoveries - Previously Liquidated Contracts                                       (199,862.88)
                                                                               =================
  Aggregate Credit Losses for the Collection Period                                   389,521.53
                                                                               =================
  Cumulative Credit Losses for all Periods                                         13,583,761.56
                                                                               =================
  Repossessed in Current Period                                          98
                                                                        ---

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                         Annualized Average
FOR EACH COLLECTION PERIOD:                                                     Charge-Off Rate
                                                                               -------------------
    Second Preceding Collection Period                                                      0.49%
    First Preceding Collection Period                                                       0.67%
    Current Collection Period                                                               0.49%
-------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                         0.55%
Charge-Off Rate Indicator ( > 1.25%)                                            CONDITION NOT MET
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                       Percent           Accounts          Percent             ANIV
                                            -------           --------          -------             ----

 31-60 Days Delinquent                       1.69%            862              1.63%           15,062,317.09
 61-90 Days Delinquent                       0.09%             47              0.09%              803,866.55
 Over 90 Days Delinquent                     0.02%             12              0.03%              251,243.12
                                                  ------------------------          ------------------------
                                                              921                              16,117,426.76
                                                  ========================          ===========================
RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
 Second Preceding Collection Period                                                                    0.13%
 First Preceding Collection Period                                                                     0.12%
 Current Collection Period                                                                             0.12%
------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)                                                                0.12%
Three Month Average
Delinquency Percentage Indicator ( > 1.25%)                                                CONDITION NOT MET
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                 Vehicles
                                                            --------
Matured Lease Vehicle Inventory Sold                           901                             14,127,054.63
                                                               ---
Net Liquidation Proceeds                                                                      (12,136,858.02)
                                                                                           ------------------
Net Residual Value (Gain) Loss                                                                  1,990,196.61
                                                                                           ==================
Cumulative Residual Value (Gain) Loss all periods                                               7,996,478.76
                                                                                           ==================
                                                                                  Average           Average
                                             Number   Scheduled     Sale      Net Liquidation       Residual
                                              Sold    Maturities    Ratio        Proceeds            Value
                                             ------   ----------    -----     ---------------       --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD
Second Preceding Collection Period           604      1,224         49.35%       13,381.05          15,540.77
First Preceding Collection Period            790      1,657         47.68%       13,501,82          15,635.55
Current Collection Period                    901      1,136         79.31%       13,470.43          15,761.39
Three Month Average                                                              13,457.71          15,660.01
                                                                                                   ----------
Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                        85.94%
                                                                                                   ----------
------------------------------------------------------------------------------------------------------------
                                                                     Current Period
CONDITION (iii) (RESIDUAL VALUE TEST)                                 Amount/Ratio                  Test Met?
                                                                     --------------                ----------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                 79,31%                       YES

b) Number of Scheduled Maturities > 500                                  1,136                        YES

c) 3 Month Average Matured Leased Vehicle Proceeds
   < 75% of Avg. Residual Values                                         85.94%                        NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                    CONDITION NOT MET
------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
          Distribution Date of August 25, 1999 for the Collection Period
                         of July 1 through July 31, 1999


----------------------------------------------------------------------------------------------------------------------------------
                                                                            Certificate Balance        Class A1         Class A2
                                                                           ----------------------    ------------    -------------
                                                               Total       Percent     Balance         Balance          Balance
                                                           --------------  -------- -------------    ------------    -------------
INTEREST:                                                                   98.00%
  Interest Collections                                       6,964,943.44
  Net Investment Income Earned                               1,399,914.14
  Non-recoverable Advances                                    (159,110.03)
                                                            -------------
    Available Interest                                       8,205,747.55            8,041,632.60     2,732,528.89    4,332,058.00
  Class A1, A2, A3 Notional Interest Accrual Amount         (5,948,947.91)          (5,948,947.91)   (2,118,333.33)  (3,439,583.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                            -
  Interest Accrual for Adjusted Class B Certificate Bal.      (415,406.25)            (415,406.25)
  Class B Interest Carryover Shortfall                                  -
  Servicer's Fee                                              (804,550.73)            (788,459.72)
  Capped Expenses                                              (24,065.00)             (23,583.70)
                                                            -------------            ------------
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                    -                       -
  Uncapped Expenses                                                     -                       -
                                                            -------------            ------------
  Total Unallocated Interest                                 1,012,777.66              865,235.02
  Excess Interest to Transferor                                                       (865,235.02)
                                                            -------------            ------------
  Net Interest Collections Available                         1,012,777.66                       -
  Interest Collections Allocated to Losses                  (1,012,777.66)
  Accelerated Principal Distribution                                    -
                                                            -------------
  Deposit to Reserve Fund                                               -
                                                            -------------
  Withdrawal from Reserve Fund                                 579,633.03
                                                            -------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                       (2,379,718.14)          (2,332,123.78)
  Loss Reimbursement from Transferor Interest                1,012,777.65            1,012,777.66
  Loss Reimbursement from Transferor Principal                 739,713.10              739,713.10
  Loss Reimbursement from Reserve Fund                         579,633.03
                                                            -------------
  Ending Certificate Principal Loss Amount                     (47,594.36)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                     -
  Current increase (decrease)                                           -
                                                            -------------
  Ending Balance                                                        -
                                                            -------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                     -
  Current increase (decrease)                                           -
                                                            -------------
  Ending Balance                                                        -
                                                            -------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                     -
  Current increase (decrease)                                           -
                                                            -------------
  Ending Balance                                                        -
                                                            -------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                     -
  Current increase (decrease)                                           -
                                                            -------------
  Ending Balance                                                        -
                                                            -------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                              38,578,065.66            38,578,065.66    38,578,065.66
  Allocations - Accelerated Principal Distribution                      -                        -                -
  Allocations - Not Disbursed Beginning of Period          262,318,043.01           262,318,043.01   262,318,043.01
  Allocations - Not Disbursed End of Period                300,896,108.67           300,896,108.67   300,896,108.67              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                         -                        -
  Allocations - Current Period                               6,364,354.16             6,364,354.16     2,118,333.33   3,439,583.33
  Allocations - Not Disbursed Beginning of Period           25,457,416.64            25,457,416.64     8,473,333.32  13,758,333.32
  Allocations - Not Disbursed End of Period                 31,821,770.80            31,821,770.80    10,591,666.65  17,197,916.65
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit/(Withdrawal) to/(from) Reserve Fund            579,633.03               579,633.03       579,633.03
  Due To Trust                                              42,962,872.65            42,962,872.65    39,641,078.25   2,685,444.27
                                                            -------------            -------------    -------------  -------------
  Total Due To Trust                                        43,542,505.68            43,542,505.68    40,220,711.28   2,685,444.27
----------------------------------------------------------------------------------------------------------------------------------

                                                             Class A3                Class B           Transferor Interest
                                                          -------------           -------------      ------------------------
                                                             Balance                 Balance          Interest      Principal
                                                          -------------           -------------      ----------     ---------
INTEREST:                                                                                                  2.00%
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances
    Available Interest                                       484,857.26              492,188.44      164,114.95
  Class A1, A2, A3 Notional Interest Accrual Amount         (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                            (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                                     (16,091.01)
  Capped Expenses                                                                                       (481.30)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                                           -
                                                                                                   ------------
  Total Unallocated Interest                                                                         147,542.64
  Excess Interest to Transferor                                                                      865,235.02
                                                                                                   ------------
  Net Interest Collections Available                                                               1,012,777.66
  Interest Collections Allocated to Losses                                                        (1,012,777.66)
  Accelerated Principal Distribution                                                                          -
                                                                                                   ------------
  Deposit to Reserve Fund                                                                                     -
                                                                                                   ------------
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                             (2,332,123.78)                     (47,594.36)
  Loss Reimbursement from Transferor Interest                                      1,012,777.66   (1,012,777.66)
  Loss Reimbursement from Transferor Principal                                       739,713.10
  Loss Reimbursement from Reserve Fund
  Ending Certificate Principal Loss Amount                                                        (1,012,777.66)     (47,594.36)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                            -                      -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                                391,031.25             415,406.25               -
  Allocations - Not Disbursed Beginning of Period           1,564,125.00           1,661,625.00               -
  Allocations - Not Disbursed End of Period                 1,955,156.25           2,077,031.25               -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit/(Withdrawal) to/(from) Reserve Fund
  Due To Trust                                                306,625.69             329,724.45               -
                                                            ------------           ------------   --------------
  Total Due To Trust                                          306,625.69             329,724.45               -


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
          Distribution Date of August 25, 1999 for the Collection Period
                         of July 1 through July 31, 1999

------------------------------------------------------------------------------------------------------------------
                                                              CERTIFICATE BALANCE                  CLASS A1
                                                              -------------------                  -------
                                            Total            Percent         Balance           Percent     Balance
------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)     1,231,231,519.20
Discounted Principal Balance              1,231,231,519.20
Initial Notional/Certificate Balance                     -    100.00%     1,206,600,000.00     33.98%     410,000,000.00
Percent of ANIV                                                                      98.00%                        33.30%
Certificate Factor                                                               1.0000000                     1.0000000
Notional/Certificate Rate                                                                                           6.20%
Targeted Maturity Date                                                                                September 27, 1999
Servicer Advance                              2,825,418.78
Servicer Payahead                             1,580,862.05
Number of Contracts                                 56,340
Weighted Average Lease Rate                           7.66%
Weighted Average Remaining Term                       35.8
Servicing Fee Percentage                              1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value              965,460,875.68
Discounted Principal Balance                965,038,892.52
Notional/Certificate Balance                                             1,206,600,000.00                 410,000,000.00
Adjusted Notional/Certificate Balance                                      944,281,956.99                 147,681,956.99
Percent of ANIV                                                                     97.81%                         15.30%
Certificate Factor                                                              1.0000000                      1.0000000
Servicer Advances                             3,735,276.29
Servicer Pay Ahead Balance                    3,496,338.45
Maturity Advances Outstanding                            -
Number of Current Contracts                         52,660
Weighted Average Lease Rate                           7.64%
Weighted Average Remaining Term                       14.4

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value            925,673,519.40
  Discounted Principal Balance              913,524,805.21
  Notional/Certificate Balance                                           1,206,600,000.00                 410,000,000.00
  Adjusted Notional/Certificate Balance                                    905,703,891.33                 109,103,891.33
  Percent of ANIV                                                                   97.84%                         11.79%
  Certificate Factor                                                            1.0000000                      1.0000000
  Servicer Advances                           3,557,994.10
  Servicer Pay Ahead Balance                  3,395,151.40
  Maturity Advances Outstanding                          -
  Number of Current Contracts                       50,878
  Weighted Average Lease Rate                         7.64%
  Weighted Average Remaining Term                     13.6

Prior Certificate Interest Payment Date     March 25, 1999
Next Certificate Interest Payment Date  September 27, 1999


---------------------------------------------------------------------------------------------------
                                                   CLASS A2                      CLASS A3
                                                   --------                      --------
                                              Percent      Balance         Percent       Balance
---------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance         53.87%     650,000,000.00      6.03%      72,750,000.00
Percent of ANIV                                                  52.79%                         5.91%
Certificate Factor                                           1.0000000                     1.0000000
Notional/Certificate Rate                                         6.35%                         6.45%
Targeted Maturity Date                               September 25, 2000                March 26, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                            650,000,000.00                 72,750,000.00
Adjusted Notional/Certificate Balance                   650,000,000.00                 72,750,000.00
Percent of ANIV                                                  67.33%                         7.54%
Certificate Factor                                           1.0000000                     1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                          650,000,000.00                 72,750,000.00
  Adjusted Notional/Certificate Balance                 650,000,000.00                 72,750,000.00
  Percent of ANIV                                                70.22%                         7.86%
  Certificate Factor                                         1.0000000                     1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date


-----------------------------------------------------------------------------------------------
                                                 CLASS B                    TRANSFEROR INTEREST
                                                 -------                    -------------------
                                         Percent         Balance                  Balance
-----------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance     6.12%        73,850,000.00         24,631,519.20
Percent of ANIV                                                6.00%                 2.00%
Certificate Factor                                        1.0000000
Notional/Certificate Rate                                      6.75%
Targeted Maturity Date                           September 25, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                          73,850,000.00         19,832,546.05
Adjusted Notional/Certificate Balance                 73,850,000.00         19,832,546.05
Percent of ANIV                                                7.65%                 2.00%
Certificate Factor                                        1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                        73,850,000.00         19,969,628.07
  Adjusted Notional/Certificate Balance               73,850,000.00         19,969,628.07
  Percent of ANIV                                              7.98%                 2.16%
  Certificate Factor                                      1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
-----------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                Vehicles
                                                                 --------
Principal Collections                                                            9,868,736.04
Prepayments in Full                                                  705        12,069,782.56
                                                                     ---
Reallocation Payment                                                   6            67,325.18
                                                                     ---
Interest Collections                                                             6,964,943.44
Net Liquidation Proceeds and Recoveries                                          2,842,953.18
Increase (Decrease) in Maturity Advances                                                    -
Net Liquidation Proceeds - Vehicle Sales                                        12,136,858.02

Non-Recoverable Advances                                                          (159,110.03)
                                                                                -------------
Total Available                                                                 43,791,488.39
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------

CAPPED AND UNCAPPED EXPENSES:                                   Amount           Annual Amount
                                                               --------          --------------
 Total Capped and Uncapped Expenses Paid                       24,065.00           240,650.00
 Capped and Uncapped Expenses Due                                      -                    -

SERVICER'S FEE DUE:
 Servicer's Fee Paid                                          804,550.73
 Servicer's Fee Balance Due                                            -
SUPPLEMENTAL SERVICER'S FEES                                  108,568.53
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                               Vehicles             Amount
                                                                --------             ------
 Beginning Unreinvested Principal Collections
 Principal Collections & Liquidated Contracts
 Allocation to Subsequent Contracts
 Ending Unreinvested Principal Collections

-------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
-----------------------------------
    Holly Pearson, Treasury Manager

                                  Page 4